UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	July 31, 2013

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(414) 224-2000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition.

On July 31, 2013, Journal Communications, Inc. issued a press release announcing financial results for its second quarter ended June 30, 2013.  A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.  The following exhibit is being furnished herewith:

(99)      Press release of Journal Communications, Inc. dated July 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.

Date:	July 31, 2013	By:	/s/ Andre J. Fernandez
Andre J. Fernandez
President and Chief Financial Officer

JOURNAL COMMUNICATIONS, INC.

EXHIBIT INDEX TO FORM 8-K
Report Dated July 31, 2013

Exhibit No.

(99)	Press release of Journal Communications, Inc. dated July 31, 2013.